EXHIBIT 27(h)(3)(ii)



                                  AMENDMENT ONE
                                     to the
                             PARTICIPATION AGREEMENT
                                      among
                        VARIABLE INSURANCE PRODUCTS FUND
                        FIDELITY DISTRIBUTORS CORPORATION
                                       and
                        MINNESOTA LIFE INSURANCE COMPANY



     This Amendment to the Fund Participation Agreement ("Agreement") dated January 11, 2000, among VARIABLE INSURANCE PRODUCTS FUND, (the "Fund"), FIDELITY DISTRIBUTORS CORPORATION ("Distributor"), and MINNESOTA LIFE INSURANCE COMPANY, (the "Company") is effective as of October 17, 2000.


                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. Schedule A of this Agreement shall be deleted and replaced with the attached Schedule A.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

MINNESOTA LIFE
INSURANCE COMPANY                   VARIABLE INSURANCE PRODUCTS FUND


By:                                         By:
   --------------------------------            --------------------------------
Name: Robert E. Hunstad                     Name:
Title: Executive Vice President             Title:


                                            FIDELITY DISTRIBUTORS CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                   Schedule A
                          (as Amended October 17, 2000)
                   Separate Accounts and Associated Contracts

-------------------------------------------------------------------------------------------------
     Name of Separate Account                  Contracts Funded
      And Date of Inception                   By Separate Account                Policy Form #
-------------------------------------------------------------------------------------------------
Variable Annuity Account                 Multi-Option Flexible Annuity             84-9091,
(Established September 10, 1984)                                                   92-9283
                                                                                  MHC 92-9283
                                         MultiOption Single Annuity                84-9092,
                                                                                   84-9093,
                                                                                   92-9284,
                                                                                  MHC 92-9284
                                                                                  MHC 94-9307
                                         MultiOption Select Annuity                99-70016
                                         MultiOption Classic Annuity               99-70017
                                         MultiOption Achiever Annuity               87-9254
                                         MegAnnuity
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Minnesota Life Variable Universal        Variable Group Universal Life             94-18660
Life Account                             Insurance
(Established August 8, 1994)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Minnesota Life Variable Life Account     Variable Adjustable Life                 MHC 98-670
(Established October 21, 1985)
                                         Variable Adjustable Life - Second        MHC 98-690
                                         Death
                                         Variable Adjustable Life (Horizon)         99-680
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
all established December 6, 1999;
High Income VUL Account I
High Income VUL Account II                        private placement                99-30051
Equity Income VUL Account I                       private placement                99-30053
Equity Income VUL Account II
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Separate Account NN                      Group Annuity Contract IAC I               87-9173
(Established October 19, 1998)           Group Annuity Contract IAC I               87-9173
                                         Group Annuity Contract IAC I               92-9274
                                         Group Annuity Contract AIACI               90-9246
                                         Group Annuity Contract IAC II              89-9224
                                         Group Annuity Contract AIAC II             90-9247
                                         Group Annuity Contract IAC I               87-9166
                                         Group Annuity Contract ACC -               95-9317
                                           Allocated
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Name of Separate Account                    Contracts Funded
         And Date of Inception                   By Separate Account             Policy Form #
--------------------------------------------------------------------------------------------------
                                         Group Annuity Contract ACC -               97-9388
                                           Unallocated
                                         Group Annuity Contract IAC I              F. 23412
                                         Group Annuity Contract IAC I              F. 24415
                                         Group Annuity Contract AIAC I             F. 25150
                                         Group Annuity Contract IAC I              F. 23411
                                         Group Annuity Contract AIAC I             F. 25412
                                         Group Annuity Contract PAC II              89-9225
                                         Group Annuity Contract RGC                 89-9084
                                         Group Annuity Contract DA                   18084
                                         Group Annuity Contract DA                   24595
                                         Group Annuity Contract IPG                F. 21811
                                         Group Annuity Contract IPG                F. 17283
                                         Group Annuity Contract GAC                F. 18088
                                         Group Annuity Contract GAC                F. 21713
                                         Group Annuity Contract GAC                F. 24386
                                         Group Annuity Contract                    F. 24596
                                         Group Annuity Contract                    F. 24597
                                         Group Annuity Contract                   F. 18088-1

--------------------------------------------------------------------------------------------------
Equity-Income VUL Account III
High Income VUL Account III                    private placement                   93-18638
(established October 16, 2000)
--------------------------------------------------------------------------------------------------